UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2008

METROPOLITAN HEALTH NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456	65-0635748
(Commission file number)	(I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, FL 33401
(Address of principal executive offices, including zip code)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2008, our provider service network (the “PSN”), which we operate through our wholly-owned subsidiary Metcare of Florida, Inc., entered into an amendment to its network agreement with Humana covering the central Florida service area (the “Central Florida Humana Agreement”). Pursuant to this amendment, the Central Florida Humana Agreement was expanded to include nine additional counties in north and central Florida, including Baker, Clay, Duval, Nassau, St. Johns, Putnam, Orange, Osceola and Seminole counties. Services provided in these counties will be based upon contractually agreed fee rates. These fees rates comprise a substantial portion of the monthly premiums received by Humana from Centers for Medicare & Medicaid Services with respect to Humana Medicare Advantage plan customers who select one of the PSN’s physicians as his or her primary care physician. The amendment is effective as of October 1, 2008.

With these additional counties, the PSN will now be providing, on a non-exclusive basis, healthcare services to Medicare beneficiaries in 27 Florida counties who have elected to receive benefits under a Humana Medicare Advantage health maintenance organization plan.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the amendment to the Central Florida Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is subject to and qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 to this Form 8.K and incorporated herein by reference.

On September 4, 2008, we issued a press release regarding the amendment to the Central Florida Agreement. A copy of that release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Physician Practice Management Participation Amendment, dated as of September 4, 2008, by and between Metcare of Florida, Inc. and Humana Medical Plan, Inc. and Humana Health Insurance Company of Florida, Inc. and Humana Insurance Company, Employers Health Insurance Company and their affiliates who underwrite or administer health plans.**

99.1 Press Release dated September 4, 2008.

** Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on September 9, 2008 pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2008

METROPOLITAN HEALTH NETWORKS, INC.

By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Physician Practice Management Participation Amendment, dated as of September 4, 2008, by and between Metcare of Florida, Inc. and Humana Medical Plan, Inc. and Humana Health Insurance Company of Florida, Inc. and Humana Insurance Company, Employers Health Insurance Company and their affiliates who underwrite or administer health plans.**

99.1	Press Release dated September 4, 2008.

** Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on September 9, 2008 pursuant to a request for confidential treatment.